UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2017

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Select Managers Small Cap Growth Fund

ANNUAL REPORT May 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Select Managers Small Cap Growth Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Small Cap Growth Fund, covering the 12-month period from June 1, 2016 through May 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly over the past year while bonds produced mixed returns in response to various economic and political developments. Equities began the reporting period in the midst of a sustained rebound from previous weakness as global economic data improved, commodity prices recovered, and U.S. monetary policymakers delayed additional rate hikes. After a bout of volatility in late June 2016, stocks continued to climb over the summer. The unexpected outcome of U.S. elections in November sent stocks sharply higher in anticipation of new fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first five months of 2017.

In the bond market, yields of high-quality government bonds declined to historical lows early in the reporting period due to robust investor demand for current income. Yields moved higher in late 2016 in anticipation of short-term interest-rate hikes and more stimulative U.S. fiscal policies, but they receded in early 2017 when political uncertainty caused some of those expectations to moderate. In contrast, lower-rated corporate-backed bonds generally fared well throughout the reporting period in a more business-friendly market environment.

Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity may be key to investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
June 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from June 1, 2016 through May 31, 2017, as provided by Keith L. Stransky and Robert B. Mayerick of EACM Advisors LLC, the fund’s portfolio allocation managers

Market and Fund Performance Overview

For the 12-month period ended May 31, 2017, Dreyfus Select Managers Small Cap Growth Fund’s Class A, Class C, Class I, and Class Y shares at NAV produced total returns of 20.24%, 19.29%, 20.54%, and 20.60%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned 19.71% for the same period.2

Small-cap growth stocks gained ground amid better-than-expected corporate earnings, improving domestic growth prospects, and positive investor sentiment in the wake of the U.S. presidential election. The fund produced higher returns than its benchmark, primarily due to strong stock selections by its underlying portfolio managers in 8 of the Index’s 11 economic sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies.

The fund uses a “multi-manager” approach by selecting various subadvisers to manage its assets. As the fund’s portfolio allocation managers, we seek subadvisers that complement one another’s style of investing, consistent with the fund’s investment goal. We monitor and evaluate the performance of the subadvisers and will advise and recommend to Dreyfus and the fund’s board any changes to the fund’s subadvisers.

The fund’s assets are currently allocated to six subadvisers, each acting independently of one another and using their own methodology to select portfolio investments. At the end of the reporting period: 9% of the fund’s assets were under the management of Redwood Investments, LLC, which employs a blend of quantitative and qualitative research to build growth and core equity portfolios; approximately 21% of the fund’s assets were under the management of Henderson Geneva Capital Management, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies with a consistent, sustainable record of growth; approximately 15% of the fund’s assets were under the management of Nicholas Investment Partners, L.P., which uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics; EAM Investors, LLC, which managed 21% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process; approximately 10% of the fund’s assets were managed by Granite Investment Partners, LLC, which seeks attractively valued small-cap companies with catalysts for growth; and 24% of the fund’s assets were managed by Rice Hall James & Associates LLC, which seeks growing companies with high earnings growth, high or improving returns on invested capital, and sustainable competitive advantages. The percentages of the fund’s assets allocated to the various subadvisers can change over time, within ranges described in the prospectus.

Post-Election Optimism Drove Markets Higher

The reporting period began in the midst of a market rally as economic growth improved, labor markets strengthened and commodity prices rebounded. While political uncertainties caused U.S. stocks to dip in the days leading up the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new presidential administration.

Equities continued to gain value in early 2017, with strong corporate earnings and encouraging economic data driving several broad market indices to record highs. Concerns about the new

DISCUSSION OF FUND PERFORMANCE (continued)

administration’s ability to implement its business-friendly policies slowed the market’s advance in March and April, but the Index ended the reporting period with double-digit gains.

Security Selections Buoyed Fund Results

The fund achieved particularly strong relative results in the information technology sector, where Internet development platform Wix.com more than doubled in value after reporting impressive user growth. Likewise, laser specialist Coherent raised its revenue forecast as demand intensified for flat-panel displays. In the health care sector, Aerie Pharmaceuticals saw favorable results in clinical trials of a new glaucoma treatment, and Supernus Pharmaceuticals reported better-than-expected prescription growth for its epilepsy and migraine drugs.

Although disappointments were relatively mild over the reporting period, the fund’s relative results in the consumer staples sector were constrained by natural foods supplier Hain Celestial, which came under regulatory scrutiny after delaying a quarterly financial report. Grocery retailer Smart & Final was hurt by lower food prices and cannibalization of existing customers by new store openings. In other areas, specialty retailer Hibbett Sports encountered reduced store traffic in a generally challenging retail environment.

Adjustments to the Roster of Subadvisers

Late in the reporting period, we welcomed a new subadviser, Redwood Investments, LLC, an independent manager of small-cap growth stocks with a strong track record. Conversely, we eliminated the fund’s positions in Riverbridge Partners, LLC, and Advisory Research, Inc.

Looking forward, we believe that an emphasis on fast-growing, small-cap companies positions the fund well for an environment of moderate economic growth, gradually rising interest rates, and robust business and consumer confidence.

June 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Select Managers Small Cap Growth Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 2000® Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Select Managers Small Cap Growth Fund on 7/1/10 (inception date) to a $10,000 investment made in the Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 5/31/17
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (5.75%)	7/1/10	13.30%	10.52%	12.56%
without sales charge	7/1/10	20.24%	11.85%	13.53%
Class C shares
with applicable redemption charge†	7/1/10	18.29%	11.01%	12.68%
without redemption	7/1/10	19.29%	11.01%	12.68%
Class I shares	7/1/10	20.54%	12.19%	13.86%
Class Y shares	7/1/13	20.60%	12.31%††	13.86%††
Russell 2000® Growth Index	6/30/10	19.71%	14.36%	14.79%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

††† For comparative purposes, the value of the Index as of 6/30/10 is used as the beginning value on 7/1/10.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small Cap Growth Fund from December 1, 2016 to May 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.57	$10.67	$5.32	$4.96
Ending value (after expenses)	$1,092.60	$1,088.00	$1,093.60	$1,094.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.34	$10.30	$5.14	$4.78
Ending value (after expenses)	$1,018.65	$1,014.71	$1,019.85	$1,020.19

† Expenses are equal to the fund’s annualized expense ratio of 1.26% for Class A, 2.05% for Class C, 1.02% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2017

Common Stocks - 96.8%	Shares		Value ($)
Automobiles & Components - 1.9%
Dorman Products	29,204	[a,b]	2,435,614
Fox Factory Holding	15,330	[b]	503,591
LCI Industries	61,204		5,447,156
Standard Motor Products	20,408		993,053
Visteon	29,647	[b]	2,973,298
			12,352,712
Banks - 4.1%
Ameris Bancorp	26,804		1,161,953
BancFirst	8,590	[a]	811,326
Bank of the Ozarks	145,574		6,434,371
BofI Holding	173,888	[a,b]	3,860,314
Boston Private Financial Holdings	48,205		698,973
Central Pacific Financial	25,405		768,501
Columbia Banking System	17,371		637,689
Eagle Bancorp	14,262	[b]	813,647
First Hawaiian	16,087		443,358
Franklin Financial Network	20,912	[b]	815,568
IBERIABANK	9,575		739,190
LendingTree	9,029	[b]	1,404,912
Preferred Bank	16,137		805,398
Synovus Financial	24,068		983,900
Texas Capital Bancshares	43,053	[b]	3,160,090
Walker & Dunlop	17,101	[a,b]	798,788
Western Alliance Bancorp	20,299	[b]	928,070
Wintrust Financial	9,539		655,902
			25,921,950
Capital Goods - 9.5%
AAON	43,733	[a]	1,582,041
Aerovironment	30,419	[b]	944,206
Albany International, Cl. A	25,945		1,253,143
Altra Industrial Motion	20,565		888,408
American Woodmark	13,067	[b]	1,212,618
Apogee Enterprises	36,807	[a]	1,961,077
Astec Industries	15,952		892,833
Barnes Group	50,161		2,838,611
Beacon Roofing Supply	66,647	[b]	3,214,385
Builders FirstSource	57,374	[b]	783,729

Common Stocks - 96.8% (continued)	Shares		Value ($)
Capital Goods - 9.5% (continued)
BWX Technologies	17,972		873,439
Chart Industries	23,628	[b]	811,622
Cubic	19,751		915,459
Donaldson	50,889		2,440,636
DXP Enterprises	22,160	[b]	793,993
Encore Wire	23,999	[a]	992,359
EnPro Industries	15,843		1,058,471
Esterline Technologies	10,878	[b]	1,060,061
H&E Equipment Services	41,849		832,377
John Bean Technologies	25,557		2,205,569
Kadant	874		67,167
Kennametal	49,472		1,903,188
KLX	37,156	[a,b]	1,797,979
Kratos Defense & Security Solutions	100,911	[b]	1,091,857
Masonite International	34,448	[b]	2,537,095
MasTec	55,568	[b]	2,356,083
Mercury Systems	58,244	[a,b]	2,316,364
Middleby	21,830	[b]	2,802,099
MRC Global	64,922	[a,b]	1,171,842
Nordson	5,540		641,975
Proto Labs	23,092	[b]	1,477,888
Quanta Services	47,124	[b]	1,444,822
Raven Industries	36,833	[a]	1,246,797
RBC Bearings	28,646	[a,b]	2,902,413
Rush Enterprises, Cl. A	30,765	[b]	1,102,925
SiteOne Landscape Supply	28,267	[a]	1,503,239
The Greenbrier Companies	17,641	[a]	780,614
Timken	40,136		1,852,276
Trex	18,042	[b]	1,159,559
Triton International	29,861	[a]	836,705
Tutor Perini	26,806	[a,b]	695,616
Woodward	17,889		1,218,599
			60,462,139
Commercial & Professional Services - 3.6%
Advisory Board	86,935	[b]	4,494,539
CBIZ	62,488	[b]	943,569
Exponent	30,296		1,796,553
Franklin Covey	28,470	[a,b]	562,283
Healthcare Services Group	69,178	[a]	3,311,551

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 96.8% (continued)	Shares		Value ($)
Commercial & Professional Services - 3.6% (continued)
Huron Consulting Group	49,338	[b]	2,049,994
Insperity	14,375		1,084,594
On Assignment	16,731	[b]	876,704
Tetra Tech	125,461		5,764,933
The Brink's Company	16,817		1,061,153
TransUnion	16,518	[b]	722,002
WageWorks	9,066	[b]	641,420
			23,309,295
Consumer Durables & Apparel - 1.9%
Callaway Golf	86,396		1,100,685
Hooker Furniture	22,728		975,031
LGI Homes	34,725	[b]	1,125,090
Nautilus	85,114	[a,b]	1,544,819
Oxford Industries	25,347	[a]	1,362,148
Steven Madden	18,435	[b]	723,574
TopBuild	45,322	[b]	2,426,993
Universal Electronics	16,752	[b]	1,082,179
Wolverine World Wide	57,947		1,506,622
			11,847,141
Consumer Services - 5.8%
Bravo Brio Restaurant Group	31,533	[b]	148,205
Bright Horizons Family Solutions	40,774	[b]	3,128,181
Buffalo Wild Wings	20,932	[a,b]	3,007,928
Century Casinos	87,221	[b]	681,196
Cheesecake Factory	60,618	[a]	3,575,250
Chuy's Holdings	47,105	[b]	1,267,124
ClubCorp Holdings	49,840		662,872
Dave & Buster's Entertainment	76,681	[a,b]	5,114,623
Grand Canyon Education	21,918	[b]	1,718,371
Hilton Grand Vacations	25,685		918,752
Panera Bread, Cl. A	10,673	[b]	3,356,552
Red Robin Gourmet Burgers	12,656	[a,b]	912,181
Strayer Education	18,231		1,612,532
Texas Roadhouse	68,853		3,368,289
Vail Resorts	19,765		4,227,733
Weight Watchers International	48,495	[a,b]	1,275,418
Wendy's	82,798	[a]	1,338,844
Wingstop	31,680	[a]	903,197
			37,217,248

Common Stocks - 96.8% (continued)	Shares		Value ($)
Diversified Financials - 2.3%
Associated Capital Group, Cl. A	12,716		431,072
CBOE Holdings	8,068		696,833
Evercore Partners, Cl. A	24,751		1,678,118
FactSet Research Systems	10,357	[a]	1,716,051
GAMCO Investors, Cl. A	12,858		372,882
Hercules Capital	56,381	[a]	734,644
LPL Financial Holdings	20,745		807,603
MarketAxess Holdings	22,437		4,276,043
Moelis & Co., Cl. A	54,429		1,910,458
PJT Partners, Cl. A	22,060		853,060
WisdomTree Investments	124,190	[a]	1,181,047
			14,657,811
Energy - 1.0%
Callon Petroleum	146,362	[b]	1,656,818
Dril-Quip	15,669	[a,b]	777,182
Forum Energy Technologies	43,022	[a,b]	699,108
Green Plains	44,709		954,537
Matador Resources	27,924	[a,b]	636,388
Patterson-UTI Energy	20,609		439,384
US Silica Holdings	31,407		1,193,466
			6,356,883
Exchange-Traded Funds - 1.1%
iShares Russell 2000 ETF	51,235	[a]	6,984,355
Food & Staples Retailing - .2%
Natural Grocers by Vitamin Cottage	20,846	[a,b]	206,584
Smart & Final Stores	94,039	[a,b]	1,231,911
			1,438,495
Food, Beverage & Tobacco - 1.5%
Farmer Brothers	26,774	[b]	803,220
Hain Celestial Group	61,726	[b]	2,156,089
Hostess Brands	74,859	[b]	1,178,281
J&J Snack Foods	17,610		2,291,061
Nomad Foods	69,527	[b]	983,807
Sanderson Farms	7,468		886,452
SunOpta	132,763	[b]	1,234,696
			9,533,606
Health Care Equipment & Services - 9.3%
ABIOMED	43,715	[b]	6,007,752
AMN Healthcare Services	24,479	[b]	887,364

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 96.8% (continued)	Shares		Value ($)
Health Care Equipment & Services - 9.3% (continued)
AxoGen	60,892	[b]	904,246
BioTelemetry	67,052	[b]	1,934,450
Cantel Medical	43,758		3,405,248
Cardiovascular Systems	60,088	[b]	1,804,443
Cotiviti Holdings	18,408		701,897
Cutera	39,865	[b]	908,922
Glaukos	16,834	[a,b]	685,312
Globus Medical, Cl. A	94,526	[a,b]	2,906,674
Haemonetics	13,212	[a,b]	538,785
HealthEquity	81,095	[a,b]	3,714,151
HealthSouth	30,220		1,369,873
Hill-Rom Holdings	9,354		723,625
K2M Group Holdings	30,844	[b]	701,701
Masimo	52,304	[b]	4,552,540
Medidata Solutions	64,659	[b]	4,602,428
Merit Medical Systems	28,905	[b]	1,026,127
Natus Medical	43,127	[a,b]	1,462,005
Neogen	43,952	[b]	2,781,722
Nevro	9,212	[a,b]	634,062
NuVasive	14,657	[b]	1,099,715
NxStage Medical	42,981	[b]	930,968
Omnicell	48,682	[b]	1,942,412
OraSure Technologies	78,509	[b]	1,183,131
Penumbra	18,425	[a,b]	1,526,511
Spectranetics	17,082	[b]	461,214
Tactile Systems Technology	3,886	[b]	94,546
Teladoc	85,058	[a,b]	2,602,775
Teleflex	16,457		3,291,729
Tivity Health	26,993	[a,b]	916,412
Vocera Communications	70,536	[b]	1,885,427
Wright Medical Group	38,593	[a,b]	1,031,205
			59,219,372
Household & Personal Products - .2%
e.l.f. Beauty	18,249		446,553
Inter Parfums	25,699	[a]	894,325
Medifast	6,006		249,910
			1,590,788
Insurance - .7%
AMERISAFE	15,476		801,657

Common Stocks - 96.8% (continued)	Shares		Value ($)
Insurance - .7% (continued)
Infinity Property & Casualty	10,719		1,026,344
James River Group Holdings	20,319		805,445
Kinsale Captial Group	27,398		992,904
Primerica	13,657		986,035
			4,612,385
Materials - 2.5%
Balchem	31,266		2,461,260
Berry Plastics Group	15,928	[b]	923,665
Chemours	23,024		920,730
Ferro	65,807	[b]	1,102,925
GCP Applied Technologies	21,156	[b]	636,796
Kaiser Aluminum	12,609		1,038,477
KMG Chemicals	17,652		987,276
Koppers Holdings	31,823	[b]	1,147,219
Louisiana-Pacific	29,879	[b]	665,704
Platform Specialty Products	84,379	[b]	1,053,050
Rayonier Advanced Materials	52,241		908,471
Sensient Technologies	34,080		2,736,283
Summit Materials, Cl. A	62,599	[b]	1,681,409
			16,263,265
Media - .4%
MDC Partners, Cl. A	114,206		947,910
New York Times, Cl. A	88,380		1,555,488
			2,503,398
Pharmaceuticals, Biotechnology & Life Sciences - 12.3%
Accelerate Diagnostics	31,008	[a,b]	865,123
Achaogen	80,745	[a,b]	1,629,434
Aclaris Therapeutics	33,091	[a,b]	786,904
Aerie Pharmaceuticals	65,208	[a,b]	3,615,784
Argenx, ADR	5,554	[a]	115,801
Aurinia Pharmaceuticals	81,019	[a,b]	505,559
Avexis	13,806	[a,b]	976,774
Biohaven Pharmaceutical Holding	24,901		627,754
Bio-Rad Laboratories, Cl. A	3,081	[b]	688,542
BioSpecifics Technologies	23,599	[b]	1,223,136
Bio-Techne	23,795		2,666,944
Bluebird Bio	10,413	[a,b]	784,620
Blueprint Medicines	9,473	[b]	339,891
Cambrex	44,903	[b]	2,415,781

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 96.8% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 12.3% (continued)
Cara Therapeutics	57,168	[a,b]	946,702
Clovis Oncology	37,737	[b]	1,949,493
Dermira	39,606	[b]	1,085,997
Emergent BioSolutions	110,145	[a,b]	3,516,930
Esperion Therapeutics	25,031	[a,b]	801,493
Exact Sciences	78,756	[a,b]	2,872,231
Exelixis	87,692	[a,b]	1,640,717
Flexion Therapeutics	31,787	[a,b]	543,240
Global Blood Therapeutics	35,330	[a,b]	953,910
GlycoMimetics	70,060	[a,b]	889,061
Halozyme Therapeutics	50,262	[a,b]	593,092
Heska	14,092	[b]	1,390,317
Horizon Pharma	71,598	[b]	715,980
Immunomedics	127,950	[a,b]	966,022
Intersect ENT	39,602	[b]	1,001,931
Keryx Biopharmaceuticals	249,825	[a,b]	1,596,382
Kite Pharma	14,875	[a,b]	1,075,760
Ligand Pharmaceuticals	65,196	[a,b]	7,059,423
Loxo Oncology	23,487	[a,b]	1,072,182
MiMedx Group	50,467	[a,b]	690,389
Nektar Therapeutics	303,764	[a,b]	6,038,828
NeoGenomics	138,536	[b]	1,047,332
Pacira Pharmaceuticals	24,947	[a,b]	1,107,647
Paratek Pharmaceuticals	75,451	[a,b]	1,512,793
PAREXEL International	40,903	[b]	3,305,780
Portola Pharmaceuticals	16,774	[b]	618,122
PRA Health Sciences	13,486	[b]	974,363
Progenics Pharmaceuticals	207,861	[a,b]	1,324,075
Puma Biotechnology	4,293	[a,b]	328,415
REGENXBIO	37,267	[b]	637,266
Repligen	33,293	[a,b]	1,306,417
Sage Therapeutics	14,171	[a,b]	936,845
Supernus Pharmaceuticals	202,441	[b]	7,611,782
TESARO	15,554	[a,b]	2,322,368
TG Therapeutics	79,465	[a,b]	893,981
			78,569,313
Real Estate - .4%
RE/MAX Holdings, Cl. A	14,764		784,707
Terreno Realty	34,103	[c]	1,114,486

Common Stocks - 96.8% (continued)	Shares		Value ($)
Real Estate - .4% (continued)
UMH Properties	52,768	[c]	881,226
			2,780,419
Retailing - 4.8%
Burlington Stores	26,309	[b]	2,574,336
Conn's	53,949	[a,b]	922,528
Core-Mark Holding	31,057		1,057,491
Hibbett Sports	25,760	[a,b]	597,632
Lithia Motors, Cl. A	10,830		983,905
LKQ	34,419	[b]	1,083,854
Lumber Liquidators Holdings	30,058	[a,b]	871,081
MakeMyTrip	29,521	[a,b]	944,672
Monro Muffler Brake	58,723		2,912,661
Nutrisystem	49,292	[a]	2,565,649
Ollie's Bargain Outlet Holdings	24,100	[a,b]	991,715
PetMed Express	30,898	[a]	1,084,211
Pool	55,560		6,618,863
Shutterfly	78,202	[b]	3,870,217
The Children's Place	16,340		1,767,988
Tile Shop Holdings	37,051		728,052
Wayfair, Cl. A	13,965	[a,b]	879,097
			30,453,952
Semiconductors & Semiconductor Equipment - 7.3%
Ambarella	27,660	[a,b]	1,619,216
Axcelis Technologies	48,026	[b]	1,044,565
AXT	131,277	[a,b]	872,992
Brooks Automation	31,648		871,902
Cabot Microelectronics	11,833		893,273
Cavium	12,324	[b]	899,282
CEVA	120,728	[a,b]	5,100,758
Cirrus Logic	31,257	[b]	2,061,399
Cypress Semiconductor	276,904	[a]	3,873,887
Entegris	50,894	[b]	1,257,082
FormFactor	65,605	[b]	964,393
Ichor Holdings	62,072		1,457,451
Impinj	50,184	[a]	2,190,532
Inphi	70,505	[a,b]	2,797,638
Integrated Device Technology	104,501	[b]	2,673,136
Kulicke & Soffa Industries	43,406	[b]	961,443
MACOM Technology Solutions Holdings	21,295	[b]	1,298,356

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 96.8% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 7.3% (continued)
MaxLinear	49,010	[a,b]	1,526,661
Microsemi	15,349	[b]	753,789
MKS Instruments	30,204		2,469,177
Monolithic Power Systems	34,647		3,402,335
Nanometrics	46,508	[b]	1,292,922
ON Semiconductor	92,270	[b]	1,428,340
PDF Solutions	39,665	[b]	644,160
Semtech	27,455	[b]	1,048,781
Silicon Laboratories	12,012	[b]	898,498
Ultra Clean Holdings	64,356	[b]	1,469,891
Veeco Instruments	27,254	[b]	857,138
			46,628,997
Software & Services - 17.8%
2U	21,759	[a,b]	930,197
ACI Worldwide	74,272	[b]	1,697,858
Actua	117,405	[b]	1,643,670
Acxiom	96,524	[b]	2,528,929
Alarm.com Holdings	74,839	[b]	2,436,009
Aspen Technology	13,459	[b]	823,152
Blackbaud	42,375	[a]	3,505,684
Blucora	48,960	[b]	1,003,680
Bottomline Technologies	49,482	[b]	1,237,545
Callidus Software	108,283	[b]	2,587,964
Cimpress	40,228	[a,b]	3,553,742
Criteo, ADR	133,816	[a,b]	7,015,973
CyberArk Software	22,822	[b]	1,118,506
Descartes Systems Group	62,840	[b]	1,574,142
Ellie Mae	25,357	[b]	2,778,113
Envestnet	55,279	[b]	1,981,752
Euronet Worldwide	7,581	[b]	661,291
Everbridge	131,775		3,407,701
ExlService Holdings	43,297	[b]	2,267,464
Fair Isaac	18,847	[a]	2,500,243
Five9	62,242	[b]	1,398,578
Gartner	13,132	[b]	1,570,587
GrubHub	21,000	[a,b]	912,870
GTT Communications	45,142	[b]	1,455,829
Guidewire Software	13,029	[b]	865,386
IAC/InterActiveCorp	6,854	[b]	728,854

Common Stocks - 96.8% (continued)	Shares		Value ($)
Software & Services - 17.8% (continued)
Instructure	35,266	[a,b]	941,602
j2 Global	37,562	[a]	3,178,496
Leidos Holdings	17,021		945,687
LivePerson	91,818	[b]	876,862
LogMeIn	8,771		973,581
MAXIMUS	48,818		3,030,621
MINDBODY, Cl. A	92,400	[b]	2,591,820
MiX Telematics, ADR	58,292		392,888
Monotype Imaging Holdings	21,603		422,339
MuleSoft, Cl. A	40,333		1,049,465
New Relic	56,700	[b]	2,476,089
Nuance Communications	44,983	[b]	832,635
Paycom Software	58,040	[a,b]	3,798,138
Pegasystems	16,407		958,989
Points International	53,023	[b]	513,263
Proofpoint	22,385	[a,b]	1,925,110
PROS Holdings	33,474	[b]	999,868
Q2 Holdings	23,118	[b]	915,473
Quotient Technology	127,395	[a,b]	1,401,345
RealPage	23,428	[b]	810,609
RingCentral, Cl. A	27,578	[b]	940,410
Shutterstock	70,439	[a,b]	3,279,640
Square, Cl. A	52,663	[b]	1,210,722
Stamps.com	61,918	[a,b]	8,538,492
Take-Two Interactive Software	24,040	[b]	1,844,830
Talend, ADR	13,960		457,469
Trade Desk, Cl. A	17,862		982,410
TrueCar	97,948	[a,b]	1,721,926
Tyler Technologies	22,097	[b]	3,775,935
Ultimate Software Group	11,813	[a,b]	2,607,602
Varonis Systems	25,098	[b]	912,312
Web.com Group	38,753	[b]	881,631
Wix.com	19,186	[b]	1,414,008
WNS Holdings, ADR	89,678	[b]	2,986,277
Zix	162,622	[b]	938,329
			113,712,592
Technology Hardware & Equipment - 5.0%
ADTRAN	46,473		894,605
Applied Optoelectronics	23,965	[a,b]	1,673,236

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 96.8% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 5.0% (continued)
CalAmp	83,768	[b]	1,583,215
Celestica	95,109	[b]	1,306,798
Cognex	44,637		4,084,732
Coherent	6,285	[b]	1,559,623
EchoStar, Cl. A	11,619	[b]	686,102
Electronics For Imaging	43,539	[b]	2,064,619
ePlus	32,163	[b]	2,532,836
Extreme Networks	249,840	[b]	2,405,959
II-VI	9,351	[b]	280,530
Infinera	115,407	[b]	1,121,756
IPG Photonics	6,284	[b]	873,727
Itron	17,376	[b]	1,175,486
Ituran Location and Control	20,059		645,900
Littelfuse	5,888		953,562
Lumentum Holdings	28,013	[b]	1,598,142
Orbotech	14,117	[b]	503,695
OSI Systems	19,094	[b]	1,512,054
Quantenna Communications	36,761	[a]	702,870
Rogers	6,302	[b]	669,335
Silicom	16,834		858,029
Universal Display	10,131	[a]	1,148,855
Viavi Solutions	92,572	[b]	1,039,584
			31,875,250
Telecommunication Services - .8%
Boingo Wireless	188,443	[b]	3,028,279
ORBCOMM	124,260	[a,b]	1,217,748
Vonage Holdings	80,510	[b]	556,324
Zayo Group Holdings	18,591	[b]	597,887
			5,400,238
Transportation - 2.2%
Air Transport Services Group	39,062	[b]	931,629
Allegiant Travel	16,640		2,279,680
Echo Global Logistics	109,069	[b]	2,034,137
Genesee & Wyoming, Cl. A	19,041	[a,b]	1,247,185
Hawaiian Holdings	23,269	[b]	1,165,777
Hub Group, Cl. A	13,516	[b]	484,549
Knight Transportation	26,726	[a]	891,312
Marten Transport	106,695		2,640,701
Old Dominion Freight Line	9,221		823,620

Common Stocks - 96.8% (continued)	Shares		Value ($)
Transportation - 2.2% (continued)
SkyWest	21,123		724,519
XPO Logistics	21,732	[b]	1,143,103
			14,366,212
Utilities - .2%
American States Water	26,383	[a]	1,208,078
Total Common Stocks (cost $500,156,633)			619,265,894
Investment of Cash Collateral for Securities Loaned - 11.7%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $74,990,232)	74,990,232	[d]	74,990,232
Total Investments (cost $575,146,865)	108.5%		694,256,126
Liabilities, Less Cash and Receivables	(8.5%)		(54,390,447)
Net Assets	100.0%		639,865,679

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At May 31, 2017, the value of the fund’s securities on loan was $141,423,649 and the value of the collateral held by the fund was $144,760,047, consisting of cash collateral of $74,990,232 and U.S. Government & Agency securities valued at $69,769,815.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	17.8
Pharmaceuticals, Biotechnology & Life Sciences	12.3
Money Market Investment	11.7
Capital Goods	9.5
Health Care Equipment & Services	9.3
Semiconductors & Semiconductor Equipment	7.3
Consumer Services	5.8
Technology Hardware & Equipment	5.0
Retailing	4.8
Banks	4.1
Commercial & Professional Services	3.6
Materials	2.5
Diversified Financials	2.3
Transportation	2.2
Automobiles & Components	1.9
Consumer Durables & Apparel	1.9
Food, Beverage & Tobacco	1.5
Exchange-Traded Funds	1.1
Energy	1.0
Telecommunication Services	.8
Insurance	.7
Real Estate	.4
Media	.4
Household & Personal Products	.2
Food & Staples Retailing	.2
Utilities	.2
108.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $141,423,649)—Note 1(b):
Unaffiliated issuers	500,156,633	619,265,894
Affiliated issuers	74,990,232	74,990,232
Cash		21,835,907
Receivable for investment securities sold		8,800,125
Dividends and securities lending income receivable		330,544
Receivable for shares of Common Stock subscribed		220,952
Prepaid expenses		42,588
		725,486,242
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		528,113
Liability for securities on loan—Note 1(b)		74,990,232
Payable for investment securities purchased		9,851,261
Payable for shares of Common Stock redeemed		137,276
Accrued expenses		113,681
		85,620,563
Net Assets ($)		639,865,679
Composition of Net Assets ($):
Paid-in capital		501,536,672
Accumulated investment (loss)—net		(1,075,880)
Accumulated net realized gain (loss) on investments		20,295,626
Accumulated net unrealized appreciation (depreciation) on investments		119,109,261
Net Assets ($)		639,865,679

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	2,818,693	323,126	11,777,062	624,946,798
Shares Outstanding	114,868	13,972	468,874	24,883,272
Net Asset Value Per Share ($)	24.54	23.13	25.12	25.12

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $9,700 foreign taxes withheld at source):	3,415,406
Income from securities lending—Note 1(b)	601,473
Total Income	4,016,879
Expenses:
Management fee—Note 3(a)	5,380,027
Custodian fees—Note 3(c)	102,926
Professional fees	63,241
Registration fees	60,574
Directors’ fees and expenses—Note 3(d)	59,466
Prospectus and shareholders’ reports	24,910
Shareholder servicing costs—Note 3(c)	23,452
Loan commitment fees—Note 2	14,169
Distribution fees—Note 3(b)	2,324
Miscellaneous	44,517
Total Expenses	5,775,606
Less—reduction in expenses due to undertaking—Note 3(a)	(2,596)
Less—reduction in fees due to earnings credits—Note 3(c)	(33,684)
Net Expenses	5,739,326
Investment (Loss)—Net	(1,722,447)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	66,465,001
Net unrealized appreciation (depreciation) on investments	46,361,475
Net Realized and Unrealized Gain (Loss) on Investments	112,826,476
Net Increase in Net Assets Resulting from Operations	111,104,029

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2017	2016
Operations ($):
Investment (loss)—net	(1,722,447)	(1,913,592)
Net realized gain (loss) on investments	66,465,001	(32,332,896)
Net unrealized appreciation (depreciation) on investments	46,361,475	(36,965,710)
Net Increase (Decrease) in Net Assets Resulting from Operations	111,104,029	(71,212,198)
Distributions to Shareholders from ($):
Net realized gain on investments:
Class A	-	(277,408)
Class C	-	(14,611)
Class I	-	(1,466,073)
Class Y	-	(36,396,471)
Total Distributions	-	(38,154,563)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	111,993	406,187
Class C	99,495	101,238
Class I	21,438,749	7,203,985
Class Y	107,518,287	142,747,856
Distributions reinvested:
Class A	-	276,552
Class C	-	14,611
Class I	-	1,202,280
Class Y	-	17,291,983
Cost of shares redeemed:
Class A	(1,633,132)	(957,487)
Class C	(82,751)	(82,977)
Class I	(31,509,561)	(8,486,644)
Class Y	(122,029,408)	(117,140,868)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(26,086,328)	42,576,716
Total Increase (Decrease) in Net Assets	85,017,701	(66,790,045)
Net Assets ($):
Beginning of Period	554,847,978	621,638,023
End of Period	639,865,679	554,847,978
Accumulated investment (loss)—net	(1,075,880)	(723,545)

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	4,851	19,009
Shares issued for distributions reinvested	-	12,941
Shares redeemed	(72,023)	(44,496)
Net Increase (Decrease) in Shares Outstanding	(67,172)	(12,546)
Class C
Shares sold	4,821	4,857
Shares issued for distributions reinvested	-	717
Shares redeemed	(3,894)	(3,751)
Net Increase (Decrease) in Shares Outstanding	927	1,823
Class Ia
Shares sold	907,336	314,949
Shares issued for distributions reinvested	-	55,176
Shares redeemed	(1,368,183)	(386,158)
Net Increase (Decrease) in Shares Outstanding	(460,847)	(16,033)
Class Ya
Shares sold	4,680,876	6,589,584
Shares issued for distributions reinvested	-	794,303
Shares redeemed	(5,319,266)	(5,351,331)
Net Increase (Decrease) in Shares Outstanding	(638,390)	2,032,556

[a]

During the period ended May 31, 2017, 12,411 Class A shares representing $289,719 were exchanged for 12,125 Class I shares, 94,740 Class I shares representing $1,530,178 were exchanged for 94,777 Class Y shares, and during the period ended May 31, 2016, 235,226 Class Y shares representing $5,438,913 were exchanged for 235,068 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	20.41	24.84	23.55	22.16	17.13
Investment Operations:
Investment (loss)—net[a]	(.13)	(.15)	(.17)	(.19)	(.11)
Net realized and unrealized gain (loss) on investments	4.26	(2.76)	3.42	2.90	5.14
Total from Investment Operations	4.13	(2.91)	3.25	2.71	5.03
Distributions:
Dividends from net realized gain on investments	-	(1.52)	(1.96)	(1.32)	-
Net asset value, end of period	24.54	20.41	24.84	23.55	22.16
Total Return (%)[b]	20.24	(11.99)	14.30	11.87	29.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.29	1.32	1.38	1.34
Ratio of net expenses to average net assets	1.28	1.29	1.30	1.30	1.33
Ratio of net investment (loss) to average net assets	(.60)	(.66)	(.71)	(.75)	(.56)
Portfolio Turnover Rate	138.00	125.11	148.55	121.33	111.48
Net Assets, end of period ($ x 1,000)	2,819	3,716	4,834	4,742	668

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	19.39	23.85	22.85	21.70	16.89
Investment Operations:
Investment (loss)—net[a]	(.31)	(.30)	(.35)	(.36)	(.23)
Net realized and unrealized gain (loss) on investments	4.05	(2.64)	3.31	2.83	5.04
Total from Investment Operations	3.74	(2.94)	2.96	2.47	4.81
Distributions:
Dividends from net realized gain on investments	-	(1.52)	(1.96)	(1.32)	-
Net asset value, end of period	23.13	19.39	23.85	22.85	21.70
Total Return (%)[b]	19.29	(12.67)	13.49	10.99	28.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.27	2.39	2.34	2.34	2.25
Ratio of net expenses to average net assets	2.05	2.05	2.05	2.03	2.02
Ratio of net investment (loss) to average net assets	(1.39)	(1.42)	(1.48)	(1.48)	(1.28)
Portfolio Turnover Rate	138.00	125.11	148.55	121.33	111.48
Net Assets, end of period ($ x 1,000)	323	253	268	430	32

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended May 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	20.84	25.25	23.83	22.35	17.22
Investment Operations:
Investment (loss)—net[a]	(.08)	(.08)	(.10)	(.12)	(.05)
Net realized and unrealized gain (loss) on investments	4.36	(2.81)	3.48	2.92	5.18
Total from Investment Operations	4.28	(2.89)	3.38	2.80	5.13
Distributions:
Dividends from net realized gain on investments	-	(1.52)	(1.96)	(1.32)	-
Net asset value, end of period	25.12	20.84	25.25	23.83	22.35
Total Return (%)	20.54	(11.71)	14.69	12.18	29.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	.98	.97	.98	.99
Ratio of net expenses to average net assets	1.01	.98	.97	.98	.99
Ratio of net investment (loss) to average net assets	(.33)	(.35)	(.53)	(.45)	(.25)
Portfolio Turnover Rate	138.00	125.11	148.55	121.33	111.48
Net Assets, end of period ($ x 1,000)	11,777	19,373	23,882	453,865	362,704

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	20.83	25.23	23.81	23.06
Investment Operations:
Investment (loss)—net[b]	(.07)	(.07)	(.09)	(.02)
Net realized and unrealized gain (loss) on investments	4.36	(2.81)	3.47	2.09
Total from Investment Operations	4.29	(2.88)	3.38	2.07
Distributions:
Dividends from net realized gain on investments	-	(1.52)	(1.96)	(1.32)
Net asset value, end of period	25.12	20.83	25.23	23.81
Total Return (%)	20.60	(11.68)	14.66	8.68[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.97	1.16[d]
Ratio of net expenses to average net assets	.96	.96	.97	1.04[d]
Ratio of net investment (loss) to average net assets	(.28)	(.33)	(.36)	(.08)[d]
Portfolio Turnover Rate	138.00	125.11	148.55	121.33
Net Assets, end of period ($ x 1,000)	624,947	531,507	592,655	973

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small Cap Growth Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Henderson Geneva Capital Management Ltd. (“Henderson”), Nicholas Investment Partners, L.P. (“Nicholas”), EAM Investors, LLC (“EAM”), Granite Investment Partners, LLC (“Granite”), Rice Hall James & Associates (“Rice Hall”) and Redwood Investments, LLC (“Redwood”), serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio. Effective May 15, 2017, the Company’s Board of Directors (the “Board”) approved a new sub-investment advisory agreement with Redwood.

Effective May 16, 2017, the Board voted to terminate the fund’s sub-investment advisory agreements with Riverbridge Partners, LLC and Advisory Research, Inc.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized shares were increased from 325 million to 425 million and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 425 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the

NOTES TO FINANCIAL STATEMENTS (continued)

services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when

NOTES TO FINANCIAL STATEMENTS (continued)

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2017 in valuing the fund’s investments:

	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	584,246,963	-	-	584,246,963
Equity Securities - Foreign Common Stocks†	28,034,576	-	-	28,034,576
Exchange-Traded Funds	6,984,355	-	-	6,984,355
Registered Investment Company	74,990,232	-	-	74,990,232

† See Statement of Investments for additional detailed categorizations.

At May 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2017, The Bank of New York Mellon earned $125,099 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2017 were as follows:

Affiliated Investment Company	Value 5/31/2016 ($)	Purchases ($)	Sales ($)	Value 5/31/2017 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	64,338,697	115,689,559	180,028,256	-	-
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	300,630,205	225,639,973	74,990,232	11.7
Total	64,338,697	416,319,764	405,668,229	74,990,232	11.7

† During the period ended May 31, 2017, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2017, the fund did not incur any interest or penalties.

Each tax year for the four-year period ended May 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2017, the components of accumulated earnings on a tax basis were as follows: Undistributed capital gains $26,462,324 and unrealized appreciation $112,942,563. In addition, the fund had $1,075,880 of late year ordinary losses which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2017 and May 31, 2016 were as follows: long-term capital gains $0 and $38,154,563, respectively.

During the period ended May 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $1,370,112, decreased accumulated net realized gain (loss) on investments by $2,497 and decreased paid-in capital by $1,367,615. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from June 1, 2016 through October 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $2,596 during the period ended May 31, 2017.

Pursuant to a Portfolio Allocation Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreements between Dreyfus and Henderson, Nicholas, EAM, Granite, Rice Hall and Redwood, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to

NOTES TO FINANCIAL STATEMENTS (continued)

supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended May 31, 2017, the Distributor retained $44 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2017, Class C shares were charged $2,324 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2017, Class A and Class C shares were charged $8,381 and $775, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2017, the fund was charged $4,523 for transfer agency services and $209 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $156.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2017, the fund was charged $102,926 pursuant to the custody agreement. These fees were partially offset by earnings credits of $33,528.

During the period ended May 31, 2017, the fund was charged $25,199 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $491,158, Distribution Plan fees $207, Shareholder Services Plan fees $657, custodian fees $24,640, Chief Compliance Officer fees $10,617 and transfer agency fees $883, which are offset against an expense reimbursement currently in effect in the amount of $49.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2017, amounted to $800,612,245 and $834,126,068, respectively.

At May 31, 2017, the cost of investments for federal income tax purposes was $581,313,563; accordingly, accumulated net unrealized appreciation on investments was $112,942,563, consisting of $134,257,495 gross unrealized appreciation and $21,314,932 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Select Managers Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Select Managers Small Cap Growth Fund (one of the series comprising Strategic Funds, Inc.) as of May 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Select Managers Small Cap Growth Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2017

INFORMATION ABOUT THE APPROVAL OF THE FUND’S ADDITIONAL SUB-INVESTMENT ADVISER (Unaudited)

Redwood Investments, LLC Sub-Investment Advisory Agreement

At a meeting of the fund’s Board of Directors held on May 1, 2017, Dreyfus and EACM Advisors LLC (“EACM”) recommended the appointment of Redwood Investments, LLC (“Redwood”) to serve as a new sub-adviser for the fund. The recommendation of Redwood was based on, among other information, EACM’s review and due diligence report relating to Redwood and its investment advisory services. In the opinion of Dreyfus and EACM, the proposed allocation to Redwood of a portion of the fund’s assets would allow Redwood to effectively complement the fund’s five other sub-advisers, EAM Investors LLC, Henderson Geneva Capital Management LLC, Nicholas Investment Partners, L.P., Rice Hall James & Associates, LLC and Granite Investment Partners, LLC, and add capacity and provide greater diversification for the fund, particularly in light of the termination of Riverbridge Partners, LLC and Advisory Research, Inc. as sub-advisers to the fund. The target percentage of the fund’s assets to be allocated to Redwood will occur over time.

At the meeting, the Board, including a majority of the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund or Dreyfus (the “Independent Directors”), considered and approved a new Sub-Investment Advisory Agreement, on behalf of the fund, between Dreyfus and Redwood (the “Sub-Advisory Agreement”). In determining whether to approve the Sub-Advisory Agreement, the Board considered the due diligence materials prepared by EACM and other information, which included: (i) a copy of the Sub-Advisory Agreement; (ii) information regarding the process by which EACM recommended and Dreyfus selected and recommended Redwood for Board approval; (iii) information regarding the nature, extent and quality of the services Redwood would provide to the fund; (iv) information regarding Redwood’s reputation, investment management business, personnel and operations; (v) information regarding Redwood’s brokerage and trading policies and practices; (vi) information regarding the level of the sub-investment advisory fee to be charged by Redwood; (vii) information regarding Redwood’s compliance program; and (viii) information regarding Redwood’s historical performance returns managing investment mandates similar to the fund’s investment mandate, with such performance compared to a relevant unmanaged index. The Board also considered the substance of discussions with representatives of Dreyfus and EACM at the meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by Redwood. In examining the nature, extent and quality of the services to be provided by Redwood to the fund, the Board considered Redwood’s: (i) organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) expertise in providing portfolio management services to other similar investment portfolios and the performance history of those portfolios; (iii) proposed investment strategy for the fund; (iv) long- and short-term performance relative to an unmanaged index; and (v) compliance program. The Board specifically took into account Redwood’s investment

INFORMATION ABOUT THE APPROVAL OF THE FUND’S ADDITIONAL SUB-INVESTMENT ADVISER (Unaudited) (continued)

process and research resources and capabilities, evaluating how Redwood would complement the fund’s existing sub-advisers. The Board also discussed the acceptability of the terms of the Sub-Advisory Agreement, noting the substantial similarity in material respects to the terms of the fund’s other sub-investment advisory agreements. The Board also considered the review process undertaken by EACM, subject to Dreyfus’ supervision, and EACM’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Redwood. The Board concluded that the fund will benefit from the quality and experience of Redwood’s investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services expected to be provided by Redwood were adequate and appropriate in light of Redwood’s experience in managing small cap growth equity assets, Redwood’s portfolio management and research resources to be applied in managing a portion of the fund’s portfolio, and Dreyfus’ and EACM’s recommendation to engage Redwood, and supported a decision to approve the Sub-Advisory Agreement.

Investment Performance of Redwood. Because Redwood was a newly-appointed sub-adviser for the fund, the Board could not consider its investment performance in managing a portion of the fund’s portfolio as a factor in evaluating the Sub-Advisory Agreement during the meeting. However, the Board did review Redwood’s historical performance record in managing other portfolios that were comparable to the fund with respect to its investment mandate. The Board also discussed with representatives of Dreyfus and EACM the investment strategies to be employed by Redwood in the management of its portion of the fund’s assets. The Board noted Redwood’s reputation and experience with respect to small cap growth equity investing, the portfolio managers’ experience in selecting small cap growth stocks, and EACM’s experience and reputation in selecting, evaluating and overseeing investment managers. Based on their consideration and review of the foregoing information, the Board concluded that these factors supported a decision to approve the Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus and, thus, would not impact the fees paid by the fund. The Board recognized that, because Redwood’s fee would be paid by Dreyfus, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement pursuant to which Dreyfus provides investment advisory services to the fund and, therefore, the Board received and considered a profitability analysis of Dreyfus and its affiliates with respect to the proposed addition of Redwood as an additional sub-adviser for the Fund. The Board concluded that the proposed fee payable to Redwood by Dreyfus with respect to the assets to be allocated to Redwood in its capacity as sub-adviser was appropriate and Dreyfus’ profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by Dreyfus and Redwood.

Economies of Scale to be Realized. The Board recognized that, because Redwood’s fee would be paid by Dreyfus, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement. Accordingly, consideration of economies of scale with respect to Redwood was not relevant to the Board’s determination to approve the Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that may accrue to Redwood as a result of its relationship with the fund. The Board concluded that Redwood may in the future direct fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that Redwood was required to select brokers who met the fund’s requirements for seeking best execution, and that Dreyfus would monitor and evaluate Redwood’s trade execution with respect to fund brokerage transactions on a quarterly basis and would provide reports to the Board on these matters.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, approved the Sub-Advisory Agreement for the fund.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Joni Evans (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (79)

Board Member (1984)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

Robin A. Melvin (53)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Burton N. Wallack (66)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (71)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus Select Managers Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Advisers

Henderson Geneva Capital
Management Ltd.
100 East Wisconsin Avenue,
Suite 2550

Milwaukee, WI 53202
Nicholas Investment Partners, L.P.
6451 El Sicomoro
Rancho Santa Fe, CA 92067

EAM Investors, LLC
2533 South Coast Highway 101,
Suite 240
Cardiff-by-the-Sea, CA 92007

Granite Investment Partners, LLC
2121 Rosecrans Avenue, Suite 2360
El Segundo, CA 90245

Rice Hall James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Redwood Investments, LLC
One Gateway Center, Suite 802
Newton, MA 02458

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A:DSGAX Class C: DSGCX Class I: DSGIX Class Y:DSGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6289AR0517

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,856 in 2016 and $34,702 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430 in 2016 and $9,276 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,901 in 2016 and $3,462 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $29 in 2016 and $35 in 2017. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,426,949 in 2016 and $23,215,229 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

                        Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	July 27, 2017

By: /s/ James Windels
James Windels Treasurer
Date:	July 27, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)